UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Report: December 31, 2004
                                 -------------------


                                 HEARTLAND, INC.
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             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045               36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
Of Incorporation)                                          Identification No.)


                         3300 Fernbrook Lane, Suite 180
                           Plymouth, Minnesota, 55447
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (866) 838-0600
                                                         ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant inder any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to  Rule 425 under  the Section Act  (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule  14a-12 under the Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     FORWARD-LOOKING STATEMENTS. This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In addition, the Registrant (Heartland, Inc., a Maryland corporation, and its subsidiaries) may from time to time make oral forward-looking statements. Actual results are uncertain and may be impacted by many factors. In particular, certain risks and uncertainties that may impact the accuracy of the forward-looking statements with respect to revenues, expenses and operating results include without imitation; cycles of customer orders, general economic and competitive conditions and changing customer trends, technological advances and the number and timing of new product introductions, shipments of products and components from foreign suppliers, and changes in the mix of products ordered by customers. As a result, the actual results may differ materially from those projected in the forward-looking statements.

     Because of these and other factors that may affect the Registrant's operating results, past financial performance should not be considered an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

     On December 31, 2004, the Registrant acquired Karkela Construction, Inc. an Minnesota corporation (hereinafter "Karkela") for Three Million ($3,000,000) Dollars, payable:

     1. One Hundred Thousand ($100,000) Dollars in certified funds, which was paid at the closing.

     2. A short term Promissry Note for Fifty Thousand ($50,000) dollars payable on or before January 31, 2005.

     3. A Promissory Note for One Million Three Hundred Fifty Thousand ($1,350,000) dollars payable on or before March 31, 2005, which if not paid by that date, interest shall be due from December 31, 2004 to actual payment at eight percent (8%) simple interest compounded annually.

     4. Five-hundred thousand (500,000) shares of common stock of the Registrant which was issued to Larry W. Karkela, a Minnesota resident, the seller at closing. Should the common stock of the Registrant shall not be trading at a minimum of Four Dollars ($4.00) per share per share twelve (12) months after the December 31, 2004 date of closing, then the seller shall be compensated for the difference in additional stock.

     Karkela (www.larkela.com), a profitable company with annual sales of around 12 million US Dollars, was originally founded in 1983 and incorporated in 1990. Karkela is located at 3280 Gorham Avenue South, St. Louis Park, Minnesota, a suburb of the greater Minneapolis - St. Paul Area, in a 4,000 square foot which along with additional storage space, it leases from Larry W. Karkela at $4,898 per month.

     Karkela is a general contractor in the greater St. Paul - Minneapolis, Minnesota area specializing in the commercial and industrial space. It has over the years has further specialized in constructing facilities for the medical and dental industry.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

          a. Financial Statements of business Acquired will be filed by amendment within the required time allotted by law.

          b. Pro Forma Financial Information will be included in the Amendment within the required time allotted by law.

          Exhibits:

               Exhibit No.   Document Description
               -----------   ---------------------
                  10.1       Acquisition Agreement dated December 31, 2004
                  10.2       Promissory Note #1
                  10.3       Promissory Note #2

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 6, 2005                            Heartland, Inc.
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                                                   (Registrant)

                                                    /s/  Trent Sommerville
                                                   ----------------------------
                                                    Trent Sommerville, CEO

                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                    Jerry Gruenbaum, Secretary